Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven P. Jobs, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Apple Computer, Inc. on Form 10-Q for the period ended July 1, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Apple Computer, Inc.

December  29, 2006

By:	/s/ Steven P. Jobs
Steven P. Jobs
Chief Executive Officer

I, Peter Oppenheimer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Apple Computer, Inc. on Form 10-Q for the period ended July 1, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Apple Computer, Inc.

December  29, 2006

By:	/s/ Peter Oppenheimer
Peter Oppenheimer
Senior Vice President and Chief Financial
Officer

A signed original of this written statement required by Section 906 has been provided to Apple Computer, Inc. and will be retained by Apple Computer, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.